Exhibit 10.24
                         AMENDMENT NO. 1

     Amendment No. 1 dated as of October 1, 1993 to the
Employment Agreement (the "Employment Agreement") dated as of November 1, 1991 between Reading & Bates Corporation
(the "Company") and T. W. Nagle (the "Executive").

     Capitalized terms used herein shall be as defined in the Employment Agreement.

     For good and valuable consideration, the receipt and sufficiency whereof are acknowledged, the parties agree to amend the Employment Agreement, effective as of October 1, 1993, as follows:

     1.   Section 4(a)(i)B is amended by substituting
          "October 31, 1997" for "October 31, 1994".

     2. Section 4(a)(ii) is amended by substituting the phrase "for the remainder of the Employment
          Period, or such longer period as any plan, program, practice or policy may provide," for the phrase "for three months following the Date of Termination" in the first line, and substituting the following sentence for the last sentence thereof:

               "For purposes of determining eligibility of the Executive for retiree benefits pursuant to such plans, practices, programs and policies and for purposes of determining
               Vesting Service (as defined in the Reading
               & Bates Pension Plan) under the Reading &
               Bates Pension Plan and the Reading & Bates
               Retirement Benefit Replacement Plan, the
               Executive shall be considered to have
               remained employed until the end of the
               Employment Period and to have retired on the last day of such period."

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed as of the date first above written.

                              READING & BATES CORPORATION

                              By:  /s/Paul B. Loyd, Jr.
                              Its: Chairman and Chief Executive
                                   Officer

                              /s/T. W. Nagle
                              T. W. Nagle